UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2011

Westbridge Research Group
(Exact Name of Registrant as Specified in Its Charter)

California (State or Other Jurisdiction of Incorporation)	2-92261 (Commission File Number)	95-3769474 (IRS Employer Identification Number )

1260 Avenida Chelsea, Vista, CA  92081
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:  (760) 599-8855

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K consists of 2 pages.

Item 5.07 - Submission of Matters to a Vote of Security Holders

(a)  Westbridge Research Group (the “Company”) held its Annual Meeting of Shareholders (“Annual Meeting”) on June 10, 2011.

(b)  At the Annual Meeting the shareholders voted on the following:

Proposal 1.  The following individuals were elected to the Board of Directors for a one year term:

	For	Withheld	Broker Non-Votes

William Fruehling	892,516	33,949	193,424
Christine Koenemann	892,971	33,494	193,424
Mark Cole	893,366	33,099	193,424

Proposal 2.  The shareholders approved the Company’s 2011 Stock Option and Stock Compensation Plan.

For	Against	Withheld	Broker Non-Votes

843,347	48,293	34,825	193,424

Proposal 3.  The shareholders voted to ratify the appointment of PKF, an independent registered public accounting firm, to audit the financial statements of the Company and its consolidated subsidiary for the 2011 fiscal year as follows:

For	Against	Abstain
1,110,695	8,809	385

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTBRIDGE RESEARCH GROUP

Date: June 27, 2011	By: /s/ Christine Koenemann
Christine Koenemann, President